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                                                                   EXHIBIT 10.36

                            SEVENTH AMENDMENT TO THE
                            PER-SE TECHNOLOGIES, INC.
                       EMPLOYEES' RETIREMENT SAVINGS PLAN

      THIS SEVENTH AMENDMENT made on this 20th day of July, 2004, by PER-SE TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Primary Sponsor");

                              W I T N E S S E T H:

      WHEREAS, the Primary Sponsor maintains the Per-Se Technologies, Inc. Employees' Retirement Savings Plan (the "Plan") which was last amended and restated on January 20, 2000;

      WHEREAS, the Primary Sponsor now wishes to amend the Plan to allow a distribution from the Plan to an alternate payee as soon as practicable following the segregation of the participant's account.

      NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective as of January 1, 2004, by adding the following sentences to the end of the existing Section 13.1:

      "In addition, a distribution to an "alternate payee" (as defined in Code
      Section 414(p)) shall be permitted if such distribution is authorized by a qualified domestic relations order, even if the affected Member has not yet separated from service or reached the `earliest retirement age' (as defined in Code Section 414(p)). If the benefit to be paid pursuant to a qualified domestic relations order is $5,000 or less, it will be paid out as soon as administratively feasible after the Plan Administrator has approved the order."

      Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Seventh Amendment.

      IN WITNESS WHEREOF, the Primary Sponsor hereto has caused this Seventh Amendment to be executed as of the day and year first above written.

                                          PER-SE TECHNOLOGIES, INC.

                                          By: /s/ PHILIP M. PEAD
                                              -------------------------------
                                              Philip M. Pead
                                              Chairman, President and
                                              Chief Executive Officer

[CORPORATE SEAL]

ATTEST:

By: /s/ PAUL J. QUINER
    --------------------------------
    Paul J. Quiner
    Corporate Secretary